AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
SUPPLEMENT DATED DECEMBER 16, 2005
TO CERTAIN
VARIABLE UNIVERSAL LIFE INSURANCE POLICY
PROSPECTUSES

Effective December 16, 2005 American International Life Assurance Company of New York is amending certain of its variable universal life insurance Policy prospectuses for the purpose of describing a change in the availability of the J.P. Morgan Series Trust II Mid Cap Value Portfolio (the "Portfolio") as a variable investment option under the Policies.

Effective immediately, the Portfolio is no longer available as a variable investment option under new Policies. If your Policy was purchased after December 16, 2005, the Portfolio is not available as a variable investment option under your Policy.

If any of your Policy Account Value is currently invested in the Portfolio, you may wish to transfer your Account Value to any other available variable investment option in your Policy. There will be no charge for a transfer, nor will a transfer count against the free transfers that you are allowed each Policy year.

If you maintain instructions for new premium allocations, automatic rebalancing or an automatic transfer plan with us, you should consider changing your instructions on record with us to remove the Portfolio from your instructions. If your new premium allocation, automatic rebalancing or automatic transfer plan instructions include the Portfolio and you do not provide us with replacement instructions by May 1, 2006, any new premium allocations, automatic rebalancing or automatic transfers received on or after May 1, 2006 will be rejected as not being in good order. You may provide us with replacement instructions at any time.

For a period of time after May 1, 2006, we may provide you with confirmations, statements and other reports which contain the name of the formerly available variable investment option.

If you have any questions, please call us at 1-302-594-2352.